Execution Version
REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 13, 2024, is by and among the undersigned (together with any of their permitted transferees and assigns pursuant to Section 9 hereof) (collectively, the “Investors” and each, an “Investor”), and Inotiv, Inc., an Indiana corporation (the “Company”).
RECITALS
WHEREAS, on the date hereof, the Company has issued to the Investors warrants (the “Warrants”) to purchase the total number of shares of common stock, no par value per share, of the Company (“Common Stock”) set forth in such Warrants; and
WHEREAS, the Company has agreed to enter into this Agreement in order to provide rights relating to the registration of the shares of Common Stock issued or issuable upon exercise of the Warrants.
AGREEMENT
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Investors hereby agree as follows:
1.DEFINITIONS.
As used in this Agreement, the following terms shall have the following meanings:
(a)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.
(b)“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.
(c)“Allowable Grace Period” shall have the meaning assigned to such term in Section 3(q).
(d)“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.
(e)“Claims” shall have the meaning assigned to such term in Section 6(a).
(f)“Commission” means the U.S. Securities and Exchange Commission or any successor entity.
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(g)“Common Stock” shall have the meaning assigned to such term in the recitals to this Agreement.
(h)“Company” shall have the meaning assigned to such term in the preamble of this Agreement.
(i)“Company Party” shall have the meaning assigned to such term in the Section 6(b).
(j)“Effective Date” means the date that the applicable Registration Statement has been declared effective by the Commission.
(k)“Effectiveness Deadline” means with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of (i) the one hundred and twentieth (120th) calendar day after the date of this Agreement if the SEC notifies the Company that it will review the Initial Registration Statement and (ii) the fifth (5th) Business Day after the Commission notifies the Company that it will not review or has completed its review of the Initial Registration Statement.
(l)“Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE American, The Nasdaq Global Select Market, The Nasdaq Global Market, OTC QB or OTC QX.
(m)“Filing Deadline” means with respect to the Initial Registration Statement required hereunder, the thirtieth (30th) Business Day after the date of this Agreement.
(n)“Indemnified Damages” shall have the meaning assigned to such term in Section 6(a).
(o)“Initial Registration Statement” shall have the meaning assigned to such term in Section 2(a).
(p)“Inspectors” shall have the meaning assigned to such term in Section 3(i).
(q)“Investor” and “Investors” shall have the meaning assigned to such terms in the preamble of this Agreement.
(r)“Investor Party” and “Investor Parties” shall have the meaning assigned to such terms in Section 6(a).
(s)“Jermyn Street Group” shall mean each of Jermyn Street Capital LLC and its Affiliates.
(t)“Legal Counsel” shall have the meaning assigned to such term in Section 2(b).

(u)“New Registration Statement” shall have the meaning assigned to such term in Section 2(c).
(v)“Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.
(w)“Principal Market” means The Nasdaq Capital Market.
(x)“Prospectus” means the prospectus in the form included in the Registration Statement, as supplemented from time to time by any Prospectus Supplement, including the documents incorporated by reference therein.
(y)“Prospectus Supplement” means any prospectus supplement to the Prospectus filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.
(z)“Records” shall have the meaning assigned to such term in Section 3(h).
(aa)“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the Commission.
(ab)“Registrable Securities” means (i) all shares of Common Stock issued or issuable upon exercise of the Warrants held by any Investor and (ii) any capital stock of the Company issued or issuable with respect to such shares of Common Stock, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are or may be converted or exchanged and shares of capital stock of a successor entity into which the shares of Common Stock are or may be converted or exchanged; provided that any such Registrable Security shall cease to be a “Registrable Security” upon the earliest of the following: (i) when a Registration Statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; (ii) when such Registrable Security is held by the Company or one of its Subsidiaries; (iii) the date on which such Registrable Security has been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act; (iv) the date on which such Registrable Security may be sold by the holder thereof without volume or manner of sale restrictions under Rule 144 under the Securities Act; and (v) the date such Registrable Security ceases to be outstanding.
(ac)“Registration Period” shall have the meaning assigned to such term in Section 3(a).
(ad)“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale by the Investor of

Registrable Securities, as such registration statement or registration statements may be amended and supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein.
(ae)“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration.
(af)“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission providing for offering securities on a delayed or continuous basis.
(ag)“Staff” shall have the meaning assigned to such term in Section 2(c).
(ah)“Subsequent Registration Statement” shall have the meaning assigned to such term in Section 2(f).
(ai)“Subsidiaries” means the consolidated subsidiaries of the Company.
(aj)“Trading Day” mans any day on which the Common Stock is traded on the Principal Market or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.
(ak)“Violations” shall have the meaning assigned to such term in Section 6(a).
(al)“Warrants” shall have the meaning assigned to such term in the recitals to this Agreement.
(am)
2.REGISTRATION.
(a)Mandatory Shelf Registration. Not later than the Filing Deadline, the Company shall prepare and file with the Commission an initial shelf Registration Statement on Form S-3, or equivalent if Form S-3 is unavailable to the Company (or any successor form) or a shelf Registration Statement on Form S-1 to the extent Form S-3 is unavailable to register all Registrable Securities, covering the resale by the Investors of all of the Registrable Securities held by the Investors, so as to permit the resale of such Registrable Securities by the Investors under Rule 415 under the Securities Act on a delayed or continuous basis at then prevailing market prices or at privately negotiated prices or as otherwise permitted by law (the “Initial Registration Statement”). Such initial Registration Statement shall name any Investor requesting inclusion therein (it being acknowledged and agreed that the Investors as of the date hereof request inclusion in the Initial Registration Statement) as a selling shareholder and provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, the Investors named therein. The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the Commission as promptly as practicable, and in any event not later than by the Effectiveness Deadline. In the event the Company files a Registration Statement on Form S-1, as soon as the Company qualifies for, and is able to include all Registrable Securities on, Form S-3, the Company shall use its commercially reasonable efforts to (i) convert the Registration Statement on Form S-1 (and any New Registration Statement) to a Form S-3 Registration Statement or (ii) file a Form S-3 Registration Statement, as the case may be, in each case, as soon as practicable; provided that the Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
(b)Legal Counsel. Each of the Jermyn Street Group, collectively (to the extent it holds any Registrable Securities), on the one hand, and the other Investors (collectively), on the other hand, shall have the right to select one legal counsel to review and oversee, solely on their respective behalfs, any registration pursuant to this Section 2 (“Legal Counsel”).
(c)Sufficient Number of Shares Registered. If at any time all Registrable Securities are not covered by the Initial Registration Statement filed pursuant to Section 2(a) as a result of Section 2(e), the Company shall then use its reasonable best efforts to file with the Commission one or more additional shelf Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case, as soon as practicable (taking into account any position of the staff of the Commission (“Staff”) with respect to the date on which the Staff will permit such additional Registration Statement(s) to be filed with the Commission and the rules and regulations of the Commission) (each such additional Registration Statement, a “New Registration Statement”). The Company shall use its commercially reasonable efforts to cause each such New Registration Statement to become effective as soon as practicable following the filing thereof with the Commission.
(d)No Inclusion of Other Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement pursuant to Section 2(a) or Section 2(c) without consulting the Investors and Legal Counsel prior to filing such Registration Statement with the Commission. For the avoidance of doubt, nothing in this Agreement shall limit the Company’s ability to comply with the terms of any separate registration rights agreement.
(e)Offering. If the Staff or the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Investors on a delayed or continuous basis under Rule 415, or if after the filing of any Registration Statement pursuant to Section 2(a), Section 2(c), or Section 2(f), the Company is otherwise required by the Staff or the Commission to reduce the number of Registrable Securities included in such Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the Investors and Legal Counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the Commission shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any such reduction the Company shall give the Investors at least five (5) Business Days’ prior written notice along with the calculations as to such Investor’s allotment. Notwithstanding anything in this Agreement to the contrary, if after giving effect to the actions referred to in the immediately preceding sentence, the Staff or the Commission does not permit such Registration Statement to become effective and be used for resales by the Investors on a delayed or continuous basis under Rule 415, the Company shall not request acceleration of the Effective Date of such Registration Statement and the Company shall promptly (but in no event later than within 48 hours) request the withdrawal of such Registration Statement pursuant to Rule 477 under the Securities Act. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall then use its reasonable best efforts to file one or more New Registration Statements with the Commission in accordance with Section 2(c) as promptly as practicable until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectuses contained therein are available for use by the Investors. For the avoidance of doubt, if Form S-3 is not available for the inclusion of all Registrable Securities thereon, the obligation under Section 2(a), (c) and (e) to file an Initial Registration Statement or a New Registration Statement shall include the obligation to file such Registration Statement(s) on Form S-1 (or any successor or equivalent form); provided that in the event the Company files a Registration Statement on Form S-1, as soon as the Company qualifies for, and is able to include all Registrable Securities on, Form S-3, the Company shall use its commercially reasonable efforts to (i) convert the Registration Statement on Form S-1 (and any New Registration Statement) to a Form S-3 Registration Statement or (ii) file a Form S-3 Registration Statement, as the case may be, in each case, as soon as practicable; provided, further, that the Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
(f)Subsequent Registration Statement. If any Registration Statement ceases to be effective under the Securities Act for any reason during the Registration Period, the Company shall, subject to Section 3(q), use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Registration Statement to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Registration Statement or file an additional shelf Registration Statement on Form S-3 or, if required by the terms hereof, Form S-1 (each, a “Subsequent Registration Statement”) registering the resale of all Registrable Securities. If a Subsequent Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Registration Statement continuously effective, available for use to permit the

Investors named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act during the Registration Period.
(g)[Reserved]
(h)Piggyback Registrations. Without limiting any obligation of the Company hereunder, if there is not an effective Registration Statement covering all of the Registrable Securities or the Prospectus contained therein is not available for use and the Company shall determine to prepare and file with the Commission a registration statement or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business, an exchange offer, or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities such Investor requests to be registered; provided that the Company shall not be required to register any Registrable Securities pursuant to this Section 2(h) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement.
(i)Underwriters. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Investor or Affiliate of an Investor as an underwriter without the prior written consent of such Investor, it being understood that to the extent the Company is required by the Commission to name such Investor or Affiliate thereof as an underwriter in a Registration Statement, and such Investor withholds such consent, then such Investor’s Registrable Securities shall not be required to be included in such Registration Statement.
3.RELATED OBLIGATIONS.
The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:
(a)The Company shall promptly prepare and file with the Commission an Initial Registration Statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the Prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investor on a continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date on which the Investor shall have sold all of the Registrable Securities covered by such Registration Statement and (ii) the date on which no Registrable Securities are outstanding (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement (but subject to the provisions of Section 3(q) hereof), the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the Prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the Commission, as soon as reasonably practicable after the date that the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date as soon as reasonably practicable in accordance with Rule 461 under the Securities Act.
(b)Subject to Section 3(q) of this Agreement, the Company shall use its commercially reasonable efforts to prepare and file with the Commission such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective (and the Prospectus contained therein current and available for use) at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investors. In the case of amendments and supplements to any Registration Statement or Prospectus related thereto which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement and Prospectus, if applicable, or shall file such amendments or supplements to the Registration Statement or Prospectus with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement or Prospectus, for the purpose of including or incorporating such report into such Registration Statement and Prospectus. The Company consents to the use of the Prospectus (including, without limitation, any supplement thereto) included in each Registration Statement in accordance with the provisions of the Securities Act and with the securities or “Blue Sky” laws of the jurisdictions in which the Registrable Securities may be sold by the Investors, in connection with the resale of the Registrable Securities and for such period of time thereafter as such Prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities.

(c)The Company shall (A) permit Legal Counsel an opportunity to review and comment upon (i) each Registration Statement at least five (5) Business Days prior to its filing with the Commission and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the Commission, and (B) shall reasonably consider any comments of the Investors and Legal Counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to Legal Counsel and the Investors, without charge, (i) electronic copies of any correspondence from the Commission or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the Commission, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Investors, and all exhibits thereto, (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto and (iv) copies of any final Prospectus and any Prospectus Supplement thereto, as the Investors may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investors; provided, however, the Company shall not be required to furnish any document (other than the Prospectus, which may be provided in .PDF format) to Legal Counsel to the extent such document is available on EDGAR. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.
(d)The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the Commission, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by such Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.
(e)The Company shall take such action as is reasonably necessary to (i) register and qualify, unless an exemption from registration and qualification applies which allows the Registrable Securities to be freely tradable, the resale by the Investors of the Registrable Securities covered by a Registration Statement under such other securities or “Blue Sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such holders that the Registrable Securities are exempt from such registration or qualification), (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and the Investors of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
(f)The Company shall notify Legal Counsel and the Investor in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement and such Prospectus contained therein to correct such untrue statement or omission and deliver one (1) electronic copy of such supplement or amendment to Legal Counsel and the Investors (or such other number of copies as Legal Counsel or the Investors may reasonably request). The Company shall also promptly notify Legal Counsel and the Investors in writing (i) when a Prospectus or any Prospectus Supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Investors by facsimile or e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the Commission that a Registration Statement or any post-effective amendment will be reviewed by the Commission, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate and (iv) of the receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related Prospectus. The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to a Registration Statement or any amendment thereto.

(g)The Company shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the use of any Prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and (ii) promptly after it shall receive notice or obtain knowledge thereof, notify in writing Legal Counsel and the Investors of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding.
(h)If any Investor may be required under applicable securities law to be described in any Registration Statement as an underwriter and such Investor consents to so being named an underwriter, at the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as such Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Investor.
(i)If any Investor may be required under applicable securities law to be described in any Registration Statement as an underwriter and such Investor consents to so being named an underwriter, upon the written request of such Investor, the Company shall make available for inspection by (i) such Investor, (ii) legal counsel for such Investor and (iii) one (1) firm of accountants or other agents retained by such Investor (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector for such Investor to exercise its due diligence duties, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided that each Inspector (and each such Investor receiving such information from an Inspector) shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information which the Company’s board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (2) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (3) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Such Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and such Investor, if any) shall be deemed to limit any

Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations. Notwithstanding the foregoing, the Company shall not be required to provide any information under this Section 3(i) if (x) the Company reasonably determines in good faith, after consultation with outside counsel, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (y) if the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise.
(j)The Company shall hold in confidence and not make any disclosure of information concerning the Investors provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investors is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investors and allow the Investors, at the Investors’ expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
(k)The Company shall either (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) use its commercially reasonable efforts to secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), the Company shall use its commercially reasoanble efforts to secure the inclusion for quotation on an Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, use its commercially reasonable efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).
(l)The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) or book-entry registrations representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates or book-entry registrations to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(m)Upon the written request of any Investor, the Company shall as soon as reasonably practicable after receipt of notice from such Investor and subject to Section 3(q) hereof, (i) incorporate in a Prospectus Supplement or post-effective amendment such information as such Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such Prospectus Supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus Supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or Prospectus contained therein if reasonably requested by such Investor.
(n)The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.
(o)The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.
(p)Within one (1) Business Day after each Registration Statement which covers Registrable Securities is declared effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors) confirmation that such Registration Statement has been declared effective by the Commission in a form to be provided by counsel to the Company and reasonably acceptable to the Investors.
(q)Notwithstanding anything to the contrary contained herein (but subject to the last sentence of this Section 3(q)), the Company may postpone the filing of any required Registration Statement (other than the Initial Registration Statement), the effectiveness of any Registration Statement, or at any time after the Effective Date of a particular Registration Statement, the Company may, upon written notice to the Investors (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), suspend Investors’ use of any prospectus that is a part of any Registration Statement (in which event the Investors shall discontinue sales of the Registrable Securities pursuant to such Registration Statement contemplated by this Agreement, but shall settle any previously made sales of Registrable Securities) if the Company (x) is pursuing an acquisition, merger, tender offer, reorganization, disposition or other material transaction and the Company determines in good faith that (A) the Company’s ability to pursue or consummate such a material transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or other registration statement or (B) such material transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause any Registration Statement (or such filings) to be used by Investor or to promptly amend or supplement any Registration

Statement contemplated by this Agreement on a post effective basis, as applicable, or (y) has other material non-public information the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company (each, an “Allowable Grace Period”); provided, however, that in no event shall the Investor be suspended from selling Registrable Securities (i) pursuant to any another exemption from registration, or (ii) pursuant to any Registration Statement for a period that exceeds (x) 30 days for each Allowable Grace Period, (y) two Allowable Grace Periods in any 365-day period, or (z) an aggregate of 60 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice, but in any event within one Business Day of such disclosure or termination, to the Investor and shall promptly terminate any postponement of filing or suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement (including as set forth in the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable).
(r)The Company shall provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement.
(s)The Company shall make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect).
(t)The Company shall, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Investors, consistent with the terms of this Agreement, in connection with such registration of the Registrable Securities.
(u)Neither the Company nor any of its Subsidiaries shall identify any Investor as an underwriter in any public disclosure or filing with the Commission (expect as required by applicable law), the Principal Market or any Eligible Market and any Investor being deemed an underwriter by the Commission shall not relieve the Company of any obligations under this Agreement.
(v)Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Investors in this Agreement or which otherwise conflicts with the provisions hereof.
4.OBLIGATIONS OF THE INVESTORS.
(a)At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement (or such shorter period to which the parties agree), the Company shall notify the Investors in writing of any other information the Company requires from the Investors with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of each Investor that such Investor shall (i) furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and (ii) execute such documents in connection with such registration as the Company may reasonably request.
(b)Each of the Investors, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.
(c)The Investors agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in the first sentence of Section 3(f) or Section 3(g), the Investor shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(b) or the or receipt of notice that no supplement or amendment is required or that the stop-order or other suspension has been withdrawn.
(d)The Investors covenant and agree that they shall comply with the prospectus delivery and other requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement.
5.EXPENSES OF REGISTRATION.
All reasonable expenses, other than sales or brokerage commissions of the Investors, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and Legal Counsel for the Investors, selected pursuant to Section 2(b) hereof, shall be paid by the Company.
6.INDEMNIFICATION.
(a)In the event any Registrable Securities are included in any Registration Statement under this Agreement, to the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, each of its directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party” and collectively, the “Investor Parties”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines penalties, charges, costs (including, without limitation, court costs, documented attorneys’ fees, costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an Investor Party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “Blue Sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented) or in any Prospectus Supplement or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law (including, without limitation, any state securities law), or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Investor Parties, promptly as such expenses are incurred and are due and payable, for any legal fees or other properly documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnity agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Investor Party arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Party for such Investor Party expressly for use in connection with the preparation of such Registration Statement, Prospectus or Prospectus Supplement or any such amendment thereof or supplement thereto; (ii) shall not be available to the Investor to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the Prospectus (as amended or supplemented) made available by the Company (to the extent applicable), including, without limitation, a corrected Prospectus, if such Prospectus (as amended or supplemented) or corrected Prospectus was timely made available by the Company pursuant to Section 3(c) and then only if, and to the extent that, following the receipt of the corrected Prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Party and shall survive the transfer of any of the Registrable Securities by the Investor pursuant to Section 9.

(b)In connection with any Registration Statement in which the Investor is participating, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Company Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information relating to the Investor furnished to the Company by the Investor expressly for use in connection with such Registration Statement, the Prospectus included therein or any Prospectus Supplement thereto; and, subject to Section 6(c) and the below provisos in this Section 6(b), the Investor shall reimburse a Company Party any legal or other expenses reasonably incurred by such Company Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld or delayed; and provided, further, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement, Prospectus or Prospectus Supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Party and shall survive the transfer of any of the Registrable Securities by the Investor pursuant to Section 9.
(c)Promptly after receipt by an Investor Party or Company Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Investor Party or Company Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Investor Party or the Company Party (as the case may be); provided, however, an Investor Party or Company Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim in a reasonable period of time and to employ counsel reasonably satisfactory to such Investor Party or Company Party (as the case may be) in any such Claim; (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Investor Party or Company Party (as the case may be) and the indemnifying party, and such Investor Party or such Company Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Investor Party or such Company Party and such other Investor Party or the indemnifying party (in which case, if such Investor Party or such Company Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof on behalf of the indemnified party and such counsel shall be at the expense of the indemnifying party), provided, further, that in the case of this clause (iii) the indemnifying party shall not be responsible for the documented fees and expenses of more than two (2) separate legal counsel for all Investor Parties or one (1) separate legal counsel for all Company Parties (as the case may be); or (vi) the named parties to any such Claim (including, without limitation, any impleaded parties) include both (x) an Investor Party that is Jermyn Street Group and an Investor Party that is not Jermyn Street Group and (y) the indemnifying party, and any such Investor Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Investor Party that is Jermyn Street Group and an Investor Party that is not Jermyn Street Group (in which case, if any such Investor Party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof on behalf of the indemnified party and such counsel shall be at the expense of the indemnifying party), provided, further, that in the case of this clause (iv) the indemnifying party shall not be responsible for the documented fees and expenses of more than two (2) separate legal counsel for all Investor Parties consisting of one (1) legal counsel for such Investor Party that is Jermyn Street Group and one (1) legal counsel for all other Investor Parties. The Company Party or Investor Party (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party. The indemnifying party shall keep the Company Party or Investor Party (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Company Party or Investor Party (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Party or Investor Party (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Company Party or the Investor Party (as the case may be). For the avoidance of doubt, the immediately preceding sentence shall apply to Sections 6(a) and 6(b) hereof. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Party or Investor Party (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Investor Party or Company Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.
(d)The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred; provided that any Person receiving any payment pursuant to this Section 6 shall promptly reimburse the Person making such payment for the amount of such payment to the extent a court of competent jurisdiction determines that such Person receiving such payment was not entitled to such payment.
(e)The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Company Party or Investor Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
7.CONTRIBUTION.
To the extent any indemnification by an indemnifying party is prohibited or limited by law or unavailable or insufficient to hold harmless an indemnified party in respect of any Claims or Indemnified Damages, the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Claims and Indemnified Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission. The Investors’ obligations to contribute pursuant to this Section 7 are several and not joint. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 7.
8.REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:
(a)so long as any Investor owns Registrable Securities, make and keep public information available, as those terms are understood and defined in Rule 144;
(b)so long as any Investor owns Registrable Securities, file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;
(c)furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, if applicable (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and
(d)take such additional action as is reasonably requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s transfer agent as may be reasonably requested from time to time by the Investor and otherwise fully cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.
9.ASSIGNMENT OF REGISTRATION RIGHTS.
The Company shall not assign this Agreement or any rights or obligations hereunder in whole or in part (by operation of law or otherwise) without the prior written consent of the Investors. This Agreement and the rights, duties and obligations of an Investor hereunder may be assigned in whole or in part to a transferee of Registrable Securities and the rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities. Notwithstanding the foregoing, no such assignment shall be binding or obligate the Company unless and until the assignee agrees in writing to be bound by the terms and conditions of this Agreement.
10.AMENDMENT OR WAIVER.
No provision of this Agreement may be amended or waived other than by a written instrument signed by the Company and the Investors holding a majority of the Registrable Securities subject to this Agreement, determined as if all of the outstanding Warrants have been exercised in full for Registrable Securities without regard to any limitations on exercise of the Warrants; provided that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects any Investor, solely in its capacity as a holder of Registrable Securities, in a manner that is materially different from the other Investors (in such capacity) shall require the consent of the Investor so affected. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than reimbursement of legal fees) is also offered to all of the other parties to this Agreement.
11.MISCELLANEOUS.
(a)Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.
(b)Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by e-mail, on the date transmitted (provided no “bounce back” or similar message of non-delivery is received with respect thereto) to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):
if to the Company:
Inotiv, Inc.
8520 Allison Pointe Blvd #400
Indianapolis, IN 46250
Attention: Beth Taylor, Chief Financial Officer

with copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036
Attention: Arek Maczka; Sam Badawi
(c)if to an Investor, at its address or email address set forth on its signature page hereto, as applicable.

(d)The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other parties and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.
(e)All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
(f)EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(g)If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
(h)This Agreement sets forth the entire agreement and understanding of the parties solely with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, solely with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in this Agreement.
(i)This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and, subject to Section 9 hereof, their assigns. This

Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective successors and assigns in accordance with the terms hereof, and the Persons referred to in Sections 6 and 7 hereof.
(j)The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.
(k)This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.
(l)Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(m)The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
(n)Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(o)The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.
(p)All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Investors holding a majority of the Registrable Securities subject to this Agreement, determined as if all of the outstanding Warrants have been exercised in full for Registrable Securities without regard to any limitations on exercise of the Warrants.
(q)This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.
[Signature Pages Follow]

IN WITNESS WHEREOF, Investors and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.
COMPANY:
INOTIV, INC.
By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, Investors and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.
INVESTORS:
JERMYN STREET CAPITAL LLC

By:
    Name:
    Title:

ADDRESS:

590 Madison Avenue
38th Floor
New York, NY 10021
Attn: Scott Cragg
Email: scragg@asbirchgrove.com

with copy (which shall not constitute notice) to:

Cahill Gordon & Reindel LLP
32 Old Slip
New York, New York 10005
Attn: John Papachristos; Andrew Schwartz
Email: jpapachristos@cahill.com; aeschwartz@cahill.com

[Signature Page to Registration Rights Agreement]

[NAME]

By:
    Name:
    Title:

ADDRESS:

[    ]
[Signature Page to Registration Rights Agreement]